Rule 497(e)
                                                 File Nos. 2-90518 and 811-4006

                     SUPPLEMENT DATED FEBRUARY 24, 1997 TO
                          PROSPECTUS DATED MAY 1, 1996

                                      FOR

                             LANDMARK BALANCED FUND
                              LANDMARK EQUITY FUND
                         LANDMARK SMALL CAP EQUITY FUND


The paragraph entitled "Small Cap Equity Fund" appearing in the "Management -Investment Adviser" section on page 20 of the Prospectus is replaced with the following:

   SMALL CAP EQUITY FUND. Linda J. Intini has managed the Small Cap Equity
   Fund since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.


                           -------------------------


The section entitled "Futures Contracts" appearing in the "Appendix - Permitted Investments And Investment Practices" on pages 26 and 27 of the Prospectus is replaced with the following:

      FUTURES CONTRACTS. The Balanced Fund may use financial futures in order to protect the Fund from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Each of the Funds may purchase stock index futures in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security, an index of securities or other assets. In many cases, the futures contracts that may be purchased by the Funds are standardized contracts traded on commodities exchanges or boards of trade. Because the value of a futures contract changes based on the price of the underlying security or other asset, futures contracts are commonly referred to as "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.

      When a Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional

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   margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of a Fund's initial margin deposit. None of the Funds currently intends to enter into a futures contract if, as a result, the initial margin deposits on all of that Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, each Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

      The ability of a Fund to utilize futures contracts successfully will depend on the Adviser's ability to predict interest rate or stock price movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Adviser's view as to interest rate or stock price movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in a Fund's related portfolio position. Also, the futures markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position. As noted, each Fund may also enter into transactions in futures contracts for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, which could increase the risks incurred by the Fund in entering into such transactions.

      The use of futures contracts potentially exposes a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, each of the Funds intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of a Fund and may affect in other ways the amount, timing and character of a Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

      The use of futures by the Funds and some of their risks are described more fully in the Statement of Additional Information.
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                                                                    Rule 497(e)
                                                 File Nos. 2-90518 and 811-4006

             SUPPLEMENT DATED FEBRUARY 24, 1997 TO PROSPECTUS DATED
                                JANUARY 2, 1997

                             CITISELECTSM FOLIO 200
                             CITISELECTSM FOLIO 300
                             CITISELECTSM FOLIO 400
                             CITISELECTSM FOLIO 500

The Example contained in the "Expense Summary" section on page 4 of the Prospectus is replaced with the following:

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming redemption at the end of each period indicted below:


                                        ONE YEAR  THREE YEARS
-------------------------------------------------------------

CITISELECT FOLIO 200.................      $15      $47

CITISELECT FOLIO 300.................      $15      $47

CITISELECT FOLIO 400.................      $18      $55

CITISELECT FOLIO 500.................      $18      $55

The Example assumes a 5% annual return and that all dividends are reinvested and reflects certain voluntary expense reimbursements. If expense reimbursements were not made, the amounts in the example would be $24 and $72 for CitiSelect Folio 200, $24 and $73 for CitiSelect Folio 300, $33 and $100 for CitiSelect Folio 400 and $34 and $104 for CitiSelect Folio 500. Expenses are estimated because the Funds are newly organized. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS OF ANY FUND. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                ---------------

The paragraph entitled "Small capitalization growth securities" appearing in the "Management - Investment Manager" section on page 16 of the Prospectus is replaced with the following:

Small capitalization growth securities
Linda J. Intini, Vice President, has been responsible for the daily management of small cap growth securities since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.

                                ---------------

The paragraph entitled "Large capitalization value securities" appearing in the "Management - Investment Manager" section on page 16 of the Prospectus is replaced with the following:

LARGE CAPITALIZATION VALUE SECURITIES
Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428. Miller Anderson has been a registered investment adviser since 1974. Morgan Stanley Asset Management Holdings, Inc., an indirect wholly-owned subsidiary of Morgan Stanley Group Inc., owns 95% of the interests in Miller Anderson. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Miller Anderson will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Robert Marcin, CFA, Partner, has been responsible for the daily management of large cap value securities since the Funds' inception. Mr. Marcin has been with Miller Anderson since 1988.